Exhibit 10.16

SUBSCRIPTION AGREEMENT

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SensaSure Technologies Inc.

Re: SensaSure Technologies Inc. Placement of Common Stock

Ladies and Gentlemen:

The undersigned hereby tenders this subscription for the purchase of ______ shares (“Shares”), each share consisting of one share of the common stock (“Common Stock”) of Sensasure Technologies Inc., a Nevada corporation (the “Company”). A check or other form of payment payable to “Sensasure Technologies Inc.,” in SEK .0369 per share upon execution of this Agreement. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable Regulation S of the Securities Act of 1933, as amended.

1)	The undersigned acknowledges and represents as follows:
a)	That the undersigned has received and had the opportunity to review the Company's material information regarding the Company and has been given full and complete access to information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available;
b)	That the undersigned recognizes that the investment in the Shares involve a high degree of risk, including, but not limited to, the risk of economic losses from operations of the Company.
c)	That the undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 (“1933 Act”) or under the securities laws of any state and, therefore, the Shares cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; (ii i) the Purchaser is making the investment for the long-term and not with a view to re-sell the shares; and (iv) the transferability of the Shares is restricted and that a legend may be placed on any certificate representing the securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

2)	The undersigned represents and warrants that the undersigned is not a U.S. citizen and has purchased the shares outside the continental United States.
3)	Investor Information for Entities
a)	If the prospective investor is an entity (i.e. not a natural person), please describe the nature of the entity below (e.g., partnership, corporation, trust, etc.).
b)	Please check the following that applies if to an entity:
☐	Such entity is a corporation, partnership, business trust or an organization that was formed outside and resides outside the continental United States and its' controlling officers and directors are non-U.S. citizens.
4)	By signing this Subscription Agreement, the undersigned hereby confirms that the answers to the foregoing questions are true and complete.

If by an individual on behalf of himself or herself:

___________________________________

Signature

___________________________________

Name

___________________________________

Date

If on behalf of an entity:

Name of Entity

By: _________________________________________

Signature of Officer, Trustee or Partner and title

_____________________________________

Printed Name of Officer, Trustee or Partner and title

_____________________________________

Date

ACCEPTANCE

This Subscription Agreement is accepted as of date __________________.

SensaSure Technologies Inc.

A Nevada corporation

By:  ________________________________

Name:

Title: